UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 15, 2016

Accelera Innovations, Inc.

(Exact name of registrant as specified in charter)

DELAWARE

(State or other Jurisdiction of Incorporation or Organization)

000- 53392	20511 Abbey Drive Frankfort, Illinois 60423	26-2517763
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(866) 920-0758

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01 Change in Registrant’s Certifying Accountant.

On November 15, 2016 Accelera Innovations, Inc. (the “Company”) notified Anton & Chia LLP (“Anton”), the Company’s independent registered public accounting firm, that the Company engaged a new independent registered public accounting firm and thereby was terminating its relationship with Anton. The decision to change independent registered public accounting firms was approved by the Company’s Board of Directors.

Anton’s reports on the Company’s financial statements for the two fiscal years ended December 31, 2014 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. Their opinions were qualified as to the uncertainty of a going concern.

During the Company’s two most recent fiscal years ended December 31, 2014 and 2015, and through November 15, 2016, there were no disagreements between the Company and Anton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton would have caused it to make a reference to the subject matter of the disagreements in connection with their report on the Company’s financial statements for such years. There were no reportable events (as described under Item 304(a)(1)(v) of Regulation S-K) during the Company’s two most recent fiscal years ended December 31, 2014 and 2015, or the interim period through November 15, 2016.

The Company has provided Anton with a copy of this disclosure and requested that Anton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements by the Company in this Current Report on Form 8-K.

On November 14, 2016, the Company engaged AJ Robbins CPA LLC (“AJ Robbins”) as its new independent registered public accounting firm. The engagement of AJ Robbins was approved by the Company’s Board of Directors. During the Company’s two most recent fiscal years ended December 31, 2014 and 2015 and through November 15, 2016, neither the Company nor anyone acting on its behalf consulted with AJ Robbins regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that AJ Robbins concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERA INNOVATIONS, INC.
(Registrant)

Date: November 17, 2016

	By:	/s/ Geoff Thompson
Geoff Thompson
Chairman of Board

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